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                        NATIONWIDE SEPARATE ACCOUNT TRUST

                       Nationwide(R) Strategic Growth Fund
                       Nationwide(R) Strategic Value Fund
                        Nationwide(R) Mid Cap Index Fund
                       Nationwide(R) Small Cap Value Fund
                       Nationwide(R) Small Cap Growth Fund
                          Nationwide(R) Global 50 Fund
                        Nationwide(R) Equity Income Fund
                           Nationwide(R) Balanced Fund
                      Nationwide(R) Multi Sector Bond Fund
                       Nationwide(R) High Income Bond Fund

                    Prospectus Supplement dated June 27, 2000
                         to Prospectus dated May 1, 2000

The disclosure on page 38 of the above noted prospectus is hereby amended to reflect that:

Effective June 12, 2000, David P. Gilmore replaced Steven J. Lehman as co-manager of the Fund.

EQUITY INCOME FUND PORTFOLIO MANAGERS: Linda A. Duessel and David P. Gilmore are primarily responsible for the day-to-day management of the Equity Income Funds' portfolio. Ms. Duessel joined Federated Investors, Inc. in 1991 and has been a Vice President of a subsidiary of the subadviser since 1995. From 1991 through 1995, Ms. Duessel was an Assistant Vice President of a subsidiary of the subadviser. Mr. Gilmore joined Federated in August 1997 as an Investment Analyst. He was promoted to Senior Investment Analyst in July 1999. From January 1992 to May 1995, Mr. Gilmore was a Senior Associate with Coopers & Lybrand.

           INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE PROSPECTUS
                              FOR FUTURE REFERENCE.